Pacer Swan SOS Fund of Funds ETF
SCHEDULE OF INVESTMENTS
July 31, 2022 (Unaudited)
	Shares	Value
AFFILIATED EXCHANGE-TRADED FUNDS - 99.1%
Pacer Swan SOS Conservative (April) ETF (a)	224,036	$4,763,229
Pacer Swan SOS Conservative (January) ETF (a)	255,626	5,408,637
Pacer Swan SOS Conservative (July) ETF (a)	208,286	4,170,552
Pacer Swan SOS Conservative (October) ETF (a)	193,892	3,872,004
Pacer Swan SOS Flex (April) ETF (a)	360,194	7,945,952
Pacer Swan SOS Flex (January) ETF (a)	360,122	8,272,254
Pacer Swan SOS Flex (July) ETF (a)	364,549	7,829,929
Pacer Swan SOS Flex (October) ETF (a)	342,228	6,988,125
Pacer Swan SOS Moderate (April) ETF (a)	777,507	16,778,757
Pacer Swan SOS Moderate (January) ETF	870,988	18,890,946
Pacer Swan SOS Moderate (July) ETF	897,601	19,039,015
Pacer Swan SOS Moderate (October) ETF (a)	915,282	18,633,219
TOTAL AFFILIATED EXCHANGE-TRADED FUNDS (Cost $124,690,611)		122,592,619

SHORT-TERM INVESTMENTS - 1.3%	Principal Amount
Money Market Deposit Accounts - 1.3%
U.S. Bank Money Market Deposit Account, 1.600% (b)	$1,580,024	1,580,024
TOTAL SHORT-TERM INVESTMENTS (Cost $1,580,024)		1,580,024

Total Investments (Cost $126,270,635) - 100.4%		124,172,644
Liabilities in Excess of Other Assets - (0.4%)		(542,854)
TOTAL NET ASSETS - 100.0%		$123,629,790

Percentages are stated as a percent of net assets.
(a) Non-income producing security.
(b) The rate shown is as of July 31, 2022.

	Share Activity				Period Ended July 31, 2022
Security Name	Share Balance as of November 1, 2021	Purchases	Sales	Share Balance as of July 31, 2022	Value as of July 31, 2022	Dividend Income	Gain/Loss Realized on Sale of Shares	Net Change in Unrealized Appreciation (Depreciation) on Investments in Affiliates
Pacer Swan SOS Conservative (April) ETF	40,540	199,873	(16,377)	224,036	$ 4,763,229	$ -	$ 5,936	$ (98,014)
Pacer Swan SOS Conservative (January) ETF	23,016	261,162	(28,552)	255,626	5,408,637	-	9,886	(338,642)
Pacer Swan SOS Conservative (July) ETF	80,308	144,649	(16,671)	208,286	4,170,552	-	3,655	(109,413)
Pacer Swan SOS Conservative (October) ETF	87,868	164,499	(58,475)	193,892	3,872,004	-	4,336	(114,172)
Pacer Swan SOS Flex (April) ETF	132,237	258,367	(30,410)	360,194	7,945,952	-	24,265	(219,421)
Pacer Swan SOS Flex (January) ETF	33,966	365,348	(39,192)	360,122	8,272,254	-	40,656	(518,406)
Pacer Swan SOS Flex (July) ETF	157,680	237,203	(30,334)	364,549	7,829,929	-	11,465	161,023
Pacer Swan SOS Flex (October) ETF	145,023	295,454	(98,249)	342,228	6,988,125	-	16,879	(178,705)
Pacer Swan SOS Moderate (April) ETF	180,189	658,082	(60,764)	777,507	16,778,757	-	35,744	(304,602)
Pacer Swan SOS Moderate (January) ETF	78,282	886,413	(93,707)	870,988	18,890,946	42,077	39,474	(1,059,265)
Pacer Swan SOS Moderate (July) ETF	400,090	573,009	(75,498)	897,601	19,039,015	1,552	23,005	312,234
Pacer Swan SOS Moderate (October) ETF	403,672	762,156	(250,546)	915,282	18,633,219	-	20,772	(368,520)

Summary of Fair Value Disclosure at July 31, 2022 (Unaudited)

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The financial statements have been prepared in conformity with accounting principals generally accepted in the United States of America (“GAAP”). The Funds are investment companies that follow the accounting and reporting guidelines of Accounting Standards Codification Topic 946 applicable to investment companies.

Securities, including master limited partnerships ("MLPs"), listed on a securities exchange, market or automated quotation system for which quotations are readily available, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, except for securities listed on Nasdaq Global Market (“Nasdaq”). If, on a particular day, there is no such reported sale, then the most recent quoted bid price will be used. For securities traded on Nasdaq, the Nasdaq Official Closing Price (“NOCP”) will be used. If a Fund holds foreign shares of a security for which there is no reported volume, and there is an actively trading local version of the security, the last quoted sale price of the local security shall be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate.

Investments in other open-end investment companies, including money market funds, are valued at the investment company’s net asset value per share, with the exception of exchange-traded open-end investment companies, which are priced as equity securities described above.

Fixed-income securities are normally valued on the basis of quotes obtained from independent pricing services in accordance with procedures adopted by the Board of Trustees. The independent pricing services may employ methodologies that utilize market transactions (if the security is actively traded), broker-dealer supplied valuations, or matrix pricing. Short-term securities that have maturities of less than 60 days, at the time of purchase, are valued at amortized cost, which, when combined with accrued interest, approximates market value.
                                                                                                                                                                                                                                                                                                                                                                                                                                                                                            Options on securities that are listed on an exchange shall be valued at the sale price on such exchange (or any other exchange on which such options are listed) having the trade closest to the close of the New York Stock Exchange (“NYSE”) on the day of valuation or, if there was no sale on any of the applicable options exchanges on such day, at the mean between the highest bid and lowest ask price on any of such exchanges on such day closest to the close of the NYSE on such day. On the last trading day prior to expiration, expiring options may be priced at intrinsic value.
                                                                                                                                                                                                                                                                                                                                                                                                                                                                                             Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the twenty, sixty, ninety, and one-hundred eighty day forward rates provided by an independent source.

Futures contracts are valued at the settlement price on the exchange on which they are principally traded.

Units of Mount Vernon Liquid Assets Portfolio are not traded on an exchange and are valued at the investment company’s NAV per share as provided by its administrator.

Deposit accounts are valued at acquisition cost, which approximates fair value.

Any securities for which there are no readily available market quotations and other assets will be valued at their fair value as determined in good faith by the Fair Value Pricing Committee using the Fair Value Procedures approved by the Board of Trustees (the “Board”).

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund's investments as of July 31, 2022:

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Assets
Affiliated Exchange Traded Funds	$ 122,592,619	$ -	$ -	$ -	$ 122,592,619
Short-Term Investments	1,580,024	-	-	-	1,580,024
Total Investments in Securities	$ 124,172,644	$ -	$ -	$ -	$ 124,172,644
^ See the Schedules of Investments for further disaggregation of investment categories.

For the period ended July 31, 2022, the Fund did not recognize any transfers to or from Level 3.